UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

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                                January 18, 2006
                                 Date of Report
                        (Date of earliest event reported)

                      Shenandoah Telecommunications Company
             (Exact name of registrant as specified in its charter)

Virginia                                  0-9881                54-1162807
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

500 Shentel Way
P.O. Box 459
Edinburg, VA                                                       22824
(Address of principal executive office)                          (Zip code)

       Registrant's telephone number, including area code: (540) 984-4141


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Item 7.01 Regulation FD Disclosure.

The following news release is being filed pursuant to Item 7.01 of Form 8-K

NEWS RELEASE

For further information, please contact Earle A. MacKenzie at 540-984-5192.

                 SHENANDOAH TELECOMMUNICATIONS COMPANY ANNOUNCES
                            YEAR END CUSTOMER RESULTS

      EDINBURG, VA, (January 18, 2006) - Shenandoah Telecommunications Company (Shentel; NASDAQ: SHEN) today announced year end customer results for 2005. As a Sprint PCS Affiliate of Sprint Nextel, the Company's PCS operations added 6,515 net retail customers in the fourth quarter and 20,362 net retail customers for the year. Year end 2005 retail customers were 122,975, an increase of 19.8%. These results represent a 42.9% increase over the net adds in the fourth quarter of 2004 and a 16.5% increase over the net adds in the same 12 months of 2004. The Company had fourth quarter retail PCS churn of 1.9% compared to 2.2% in the fourth quarter of 2004. The 2005 annual retail churn rate was 2.0%, consistent with 2004.

      Wholesale PCS customers increased by 4,878 in the fourth quarter of 2005 and 11,389 for the year, resulting in 38,726 wholesale customers at year end 2005. The Company added 7,734 wholesale PCS customers in the fourth quarter of 2004 and a total of 14,479 for 2004.

      The Company added 686 DSL customers in the fourth quarter of 2005 and 2,102 for the year, to end 2005 at 4,748, which represents an increase of 79.5%. Fourth quarter 2005 DSL customers grew by 38.9% over the same quarter last year and 55.9% over the same 12 months of 2004. During 2005, Shentel completed a multi-year project to make DSL available to 100% of its access lines, therefore providing all Shentel telephone customers with broadband access.

      Shenandoah Telephone ended 2005 with 24,740 access lines, an increase of 49 for the year. Shenandoah Cable increased subscribers in 2005 by 53 to a total of 8,684.


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      The Company plans to release 2005 earnings February 22, 2006.

About Shenandoah Telecommunications

      Shenandoah Telecommunications Company is a holding company that provides a comprehensive portfolio of telecommunications products and services through its operating subsidiaries. The Company is traded on the NASDAQ National Market under the symbol "SHEN." The Company's operating subsidiaries provide local and long distance telephone, internet and data services, cable television, wireless voice and data services, alarm monitoring, and telecommunications equipment, along with many other associated solutions in the Mid-Atlantic and Southeastern United States.


            January 18, 2006            /S/ Earle A. MacKenzie
                                        ----------------------

                                        Earle A. MacKenzie
                                        Chief Financial Officer

      This release contains forward-looking statements that are subject to various risks and uncertainties. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of unforeseen factors. A discussion of factors that may cause actual results to differ from management's projections, forecasts, estimates and expectations is available in the Company filings with the SEC. Those factors may include changes in general economic conditions, increases in costs and other competitive factors. For a discussion of these factors, see the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 22, 2005. The Company expressly disclaims any obligation to update or review any forward-looking statements contained in this release.

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